UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 1999

                            MCII HOLDINGS (USA), INC.
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             (Exact name of Registrant as specified in its charter)

    DELAWARE                       333-08871                       86-0830781
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(State or other             (Commission File Number)             (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)

10 East Golf Road, Des Plaines, Illinois                               60016
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(Address of principal executive offices)                             (Zip Code)

                                 (847) 299-9900
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events

            Consorcio G Grupo Dina, S.A. de C.V., a Mexican corporation ("Grupo Dina"), commenced tender offers and consent solicitations on May 14, 1999 (the "Offers to Purchase") relating to (1) all of the $206,499,680 aggregate principal amount of the Senior Secured Discount Notes due 2002 (the "Discount Notes") issued by Grupo Dina and its wholly-owned subsidiary, MCII Holdings
(USA), Inc., a Delaware corporation ("MCII Holdings") and (2) all of the $35,000,000 aggregate principal amount of outstanding Senior Secured Guaranteed Notes due 2000 (the "Guaranteed Notes") issued by Grupo Dina's wholly-owned subsidiary, Dina Trucks (USA), L.L.C., and guaranteed by Grupo Dina and Dina Camiones, S.A. de C.V. Pursuant to Rule 135c under the Securities Act of 1933, the offer to purchase documents relating to the tender offers and consent solicitations disclosed that Transportation Manufacturing Operations, Inc., MCII Holdings' wholly-owned subsidiary, intends to issue approximately $200 million aggregate principal amount of new senior subordinated notes (the "New Notes"). The offer to purchase documents relating to the tender offers and consent solicitations also disclosed that the New Notes will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

      On May 14, 1999, Grupo Dina and MCII Holdings issued a press release announcing that Grupo Dina was commencing the Offers to Purchase relating to (1) the Discount Notes and (2) the Guaranteed Notes. A copy of the press release dated May 14, 1999, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits. The following exhibit is filed as a part of this report:

      Number                  Description
      ------                  -----------

      99.1                    Press release issued by Grupo Dina and MCII
                              Holdings on May 14, 1999


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MCII HOLDINGS (USA), INC.,
                                          a Delaware corporation


Date: May 21, 1999                        By: /s/ Michael L. Graham
                                              ---------------------------
                                          Name: Michael L. Graham
                                          Title:Chief Accounting Officer


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

                                Index to Exhibits

Exhibit No.                   Description
-----------                   -----------

      99.1                    Press release issued by Grupo Dina and MCII
                              Holdings on May 14, 1999


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